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                                  EXHIBIT 9(h)










                                       B-2

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                                                       DATED: SEPTEMBER 15, 1998

                               FORM OF SCHEDULE A
                                     TO THE
                            TRANSFER AGENCY AGREEMENT
                          BETWEEN AMSOUTH MUTUAL FUNDS
                       AND BISYS FUND SERVICES OHIO, INC.

Name of Fund
------------

AmSouth Prime Obligations Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth U.S. Treasury Fund
  Classic Shares
  Premier Shares
AmSouth Tax Exempt Fund
  Classic Shares
  Premier Shares
AmSouth Equity Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Regional Equity Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Balanced Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Bond Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Limited Maturity Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Municipal Bond Fund
  Classic Shares
  Premier Shares
  Class B Shares



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Name of Fund
------------

AmSouth Government Income Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Florida Tax-Free Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Capital Growth Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Small Cap Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Equity Income Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Select Equity Fund
  Classic Shares
  Premier Shares
  Class B Shares
 AmSouth Enhanced Market Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Institutional Prime Obligations Fund
  Class I Shares
  Class II Shares
  Class III Shares
AmSouth Institutional U.S. Treasury Fund
  Class I Shares
  Class II Shares
  Class III Shares



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                                                     AMSOUTH MUTUAL FUNDS

                                                     By:________________________

                                                     Name: _____________________

                                                     Title: ____________________


                                                     BISYS FUND SERVICES
                                                     OHIO, INC.

                                                     By:________________________

                                                     Name: _____________________

                                                     Title:  ___________________




                                       B-5

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                                                       Dated: September 15, 1998

                         FORM OF AMENDMENT TO SCHEDULE D
                        TO THE TRANSFER AGENCY AGREEMENT
                          BETWEEN AMSOUTH MUTUAL FUNDS
                       AND BISYS FUND SERVICES OHIO, INC.

Revised Fee Schedule for the AmSouth Mutual Funds (formally the ASO Outlook Group) effective October 3, 1997.

A.       Annual Fee
         ----------
         1. Base Fee shall be equal to 1.5 basis points of the Group's total assets, such Base Fee shall then be allocated to each portfolio/class based on their relative total asset size.
         2. The total Base Fee shall not equal less than $10,000 per portfolio/class.

B.       Additional Fees
         ---------------
         1. Each portfolio utilizing the payroll deduction feature will pay a fee of $.50 per transaction plus a $500 set-up fee.
         2. Each portfolio will pay a $20.00 fee per T.I.N. per year for each I.R.A.
         3. Each portfolio with asset allocation will pay the following fees:

                  $3,000 annually (quarterly rebalancing)
                  $4,000 annually (monthly rebalancing)
                  $.05 per transaction fee

C.       Other Provisions
         ----------------
         All fees are subject to increases as agreed in writing between the parties.


                                                     AMSOUTH MUTUAL FUNDS

                                                     By:________________________

                                                     Name: _____________________

                                                     Title: ____________________


                                                     BISYS FUND SERVICES
                                                     OHIO, INC.

                                                     By:________________________

                                                     Name: _____________________

                                                     Title:  ___________________